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[LOGO]   STONE CONTAINER CORPORATION

         LESLIE T. LEDERER                         150 North Michigan Avenue
         Vice President, Corporate Secretary       Chicago, Illinois 60601-7568
         and Counsel


                                                   312 580-4624


                                January 24, 1997


Stone Container Corporation
150 North Michigan Avenue
Chicago, Illinois 60601


          Re:  $1 Billion Aggregate Initial
               Offering Price of Securities
               ----------------------------


Ladies and Gentlemen:

          I refer to the Registration Statement on Form S-3 (the "Registration Statement") being filed by Stone Container Corporation, a Delaware corporation (the "Company"), with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), relating to the registration of $1,000,000,000 aggregate initial offering price of (i) unsecured debt securities ("Debt Securities"), (ii) warrants to purchase Debt Securities ("Debt Warrants"), (iii) shares of common stock, $.01 par value per share ("Common Stock"), (iv) shares of preferred stock, $.01 par value per share ("Preferred Stock"), which may be issued in the form of depositary shares ("Depositary Shares") evidenced by depositary receipts ("Depositary Receipts"), and (v) warrants to purchase shares of Common Stock ("Stock Warrants", and collectively with the Debt Securities, Debt Warrants, Common Stock, Preferred Stock and Depositary Shares, the "Securities"). The Securities were authorized for issuance, offering and sale by the Board of Directors of the Company by resolutions duly adopted on January 14, 1997 (the "Resolutions"). The Securities may be offered separately or as part of units with other Securities, in series, in amounts, at prices and on other terms set forth or to be set forth in the Registration Statement and any amendments thereto and in the prospectus contained in the Registration Statement (the "Prospectus") and one or more supplements thereto (each a "Prospectus Supplement"), and the Securities may be convertible into Common Stock or other Securities. All capitalized terms not otherwise defined herein have the meaning set forth in the Registration Statement.

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Stone Container Corporation
January 24, 1997
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          The Debt Securities specified as Senior Debt Securities in the applicable Prospectus Supplement will be issued under an Indenture, to be filed prior to the issuance of such Senior Debt Securities and incorporated by reference into the Registration Statement pursuant to a Current Report on Form 8-K, to be entered into by the Company and a trustee to be named by the Company (such Indenture, as amended or supplemented from time to time, the "Senior Debt Securities Indenture"). The Debt Securities specified as Senior Subordinated Debt Securities in the applicable Prospectus Supplement will be issued under an Indenture between the Company and The Bank of New York, as Trustee, dated as of March 15, 1992 (such Indenture, as amended or supplemented from time to time, the "Senior Subordinated Debt Securities Indenture"). Each series of Debt Warrants will be issued under a warrant agreement (each a "Debt Warrant Agreement"), to be filed prior to the issuance of such Debt Warrants and incorporated by reference into the Registration Statement pursuant to a Current Report on Form 8-K, to be entered into by the Company and a warrant agent or agents to be named by the Company. Each series of Depositary Shares will be issued under a deposit agreement (each a "Deposit Agreement"), to be filed prior to the issuance of such Depositary Shares and incorporated by reference into the Registration Statement pursuant to a Current Report on Form 8-K, to be entered into by the Company and a depositary or depositaries to be named by the Company. Each series of Stock Warrants will be issued under a warrant agreement (each a "Stock Warrant Agreement"), to be filed prior to the issuance of such Stock Warrants and incorporated by reference into the Registration Statement pursuant to a Current Report on Form 8-K, to be entered into by the Company and a warrant agent or agents to be named by the Company.

          I am familiar with the proceedings to date with respect to the proposed issuance and sale of the Securities, and have examined such records, documents and questions of law, and satisfied myself as to such matters of fact, as I have considered relevant and necessary as a basis for this opinion. I have assumed the authenticity of all documents submitted to me as originals, the genuineness of all signatures, the legal capacity of all natural persons and the conformity with the original documents of any copies thereof submitted to me for my examination.

          Based on the foregoing and subject to the qualifications set forth below, I am of the opinion that:

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Stone Container Corporation
January 24, 1997
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          1.   The Company is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware.

          2. Each series of Senior Debt Securities will be legally issued and binding obligations of the Company when (i) the Registration Statement, as finally amended, shall have become effective under the Act, (ii) the Senior Debt Securities Indenture, including any necessary supplemental indenture, shall have been qualified under the Trust Indenture Act of 1939, as amended, (iii) each of the Senior Debt Securities Indenture and any necessary supplemental indenture to the Senior Debt Securities Indenture shall have been duly authorized, executed and delivered by the Company and the trustee thereunder, (iv) the terms of such series of Senior Debt Securities shall have been established and approved in accordance with the Resolutions, as contemplated by the Registration Statement, any applicable Prospectus Supplement and the Senior Debt Securities Indenture,
(v) a Prospectus Supplement with respect to such series of Senior Debt Securities shall have been filed (or transmitted for filing) with the Commission pursuant to Rule 424(b) of the Act, and (vi) such series of Senior Debt Securities shall have been duly executed and authenticated as provided in the Senior Debt Securities Indenture and duly delivered to the purchasers thereof against payment of the agreed consideration therefor in accordance with the applicable underwriting, purchase or similar agreement.

          3. Each series of Senior Subordinated Debt Securities will be legally issued and binding obligations of the Company when (i) the Registration Statement, as finally amended, shall have become effective under the Act, (ii) any necessary supplemental indenture to the Senior Subordinated Debt Securities Indenture shall have been duly authorized, executed and delivered by the Company and the trustee thereunder, (iii) the terms of such series of Senior Subordinated Debt Securities shall have been established and approved in accordance with the Resolutions, as contemplated by the Registration Statement, any applicable Prospectus Supplement and the Senior Subordinated Debt Securities Indenture, (iv) a Prospectus Supplement with respect to such series of Senior Subordinated Debt Securities shall have been filed (or transmitted for filing) with the Commission pursuant to Rule 424(b) of the Act, and (v) such series of Senior Subordinated Debt Securities shall have been duly executed and authenticated as provided in the Senior Subordinated Debt Securities Indenture and duly delivered to the

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Stone Container Corporation
January 24, 1997
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purchasers thereof against payment of the agreed consideration therefor in accordance with the applicable underwriting, purchase or similar agreement. I have assumed for purposes of this paragraph 3 that the Senior Subordinated Debt Securities Indenture has been duly authenticated, executed and delivered by the Senior Subordinated Debt Securities Trustee.

          4. Each series of Debt Warrants will be legally issued and binding obligations of the Company when (i) the Registration Statement, as finally amended, shall have become effective under the Act, (ii) a Debt Warrant Agreement relating to such series of Debt Warrants shall have been duly authorized, executed and delivered by the Company and the warrant agent or agents thereunder, (iii) the terms of such series of Debt Warrants shall have been established and approved in accordance with the Resolutions, as contemplated by the Registration Statement, any applicable Prospectus Supplement and the Debt Warrant Agreement, (iv) a Prospectus Supplement with respect to such series of Debt Warrants shall have been filed (or transmitted for filing) with the Commission pursuant to Rule 424(b) of the Act, and (v) such series of Debt Warrants shall have been duly executed and authenticated or countersigned as provided in the Debt Warrant Agreement and duly delivered to the purchasers thereof against payment of the agreed consideration therefor in accordance with the applicable underwriting, purchase or similar agreement.

          5. Each series of Preferred Stock will be legally issued, fully paid and non-assessable when (i) the Registration Statement, as finally amended, shall have become effective under the Act, (ii) the terms of such series of Preferred Stock shall have been established and approved in accordance with the Resolutions, as contemplated by the Registration Statement and any applicable Prospectus Supplement, (iii) a Certificate of Designations setting forth the terms of such series of Preferred Stock shall have been executed, acknowledged, filed and recorded and shall have become effective in accordance with Section 103 of the General Corporation Law of the State of Delaware, (iv) a Prospectus Supplement with respect to such series of Preferred Stock shall have been filed (or transmitted for filing) with the Commission pursuant to Rule 424(b) of the Act, and (v) certificates representing such series of Preferred Stock shall have been duly executed, countersigned and registered and duly delivered to the purchasers thereof against payment of the agreed consideration therefor (but not less than the par value)

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Stone Container Corporation
January 24, 1997
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in accordance with the applicable underwriting, purchase or similar agreement.

          6. Each series of Depositary Shares will be legally issued and binding obligations of the Company when (i) the Registration Statement, as finally amended, shall have become effective under the Act, (ii) a Deposit Agreement relating to such series of Depositary Shares shall have been duly authorized, executed and delivered by the Company and the depositary or depositaries thereunder, (iii) the terms of such series of Depositary Shares shall have been established and approved in accordance with the Resolutions, as contemplated by the Registration Statement, any applicable Prospectus Supplement and the Deposit Agreement, (iv) shares of Preferred Stock of the applicable series have been duly deposited with the depositary under the Deposit Agreement,
(v) a Prospectus Supplement with respect to such series of Depositary Shares shall have been filed (or transmitted for filing) with the Commission pursuant to Rule 424(b) of the Act, and (vi) the Depositary Receipts evidencing such series of Depositary Shares shall have been duly executed and authenticated or countersigned as provided in the Deposit Agreement and duly delivered to the purchasers thereof against a payment of the agreed consideration therefor in accordance with the applicable underwriting, purchase or similar agreement.

          7. The Common Stock will be legally issued, fully paid and non-assessable when (i) the Registration Statement, as finally amended, shall have become effective under the Act, (ii) the issuance and sale of the Common Stock shall have been approved in accordance with the Resolutions, as contemplated by the Registration Statement and any applicable Prospectus Supplement, (iii) a Prospectus Supplement with respect to such shares of Common Stock shall have been filed (or transmitted for filing) with the Commission pursuant to Rule 424(b) of the Act, and (iv) certificates representing the Common Stock shall have been duly executed, countersigned and registered and duly delivered to the purchasers thereof against payment of the agreed consideration therefor (but not less than the par value) in accordance with the applicable underwriting, purchase or similar agreement.

          8. Each series of Stock Warrants will be legally issued and binding obligations of the Company when (i) the Registration Statement, as finally amended, shall have become effective under the Act, (ii) a Stock Warrant Agreement relating

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Stone Container Corporation
January 24, 1997
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to such series of Stock Warrants shall have been duly authorized, executed and delivered by the Company and the warrant agent or agents thereunder, (iii) the terms of such series of Stock Warrants shall have been established and approved in accordance with the Resolutions, as contemplated by the Registration Statement, any applicable Prospectus Supplement and the Stock Warrant Agreement,
(iv) a Prospectus Supplement with respect to such series of Stock Warrants shall have been filed (or transmitted for filing) with the Commission pursuant to Rule 424(b) of the Act, and (v) such series of Stock Warrants shall have been duly executed and authenticated or countersigned as provided in the Stock Warrant Agreement and duly delivered to the purchasers thereof against payment of the agreed consideration therefor in accordance with the applicable underwriting, purchase or similar agreement.

          The opinions set forth in paragraphs 2, 3, 4, 6 and 8 are subject to the qualification that enforceability may be limited by (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general applicability relating to or affecting the enforcement of creditors' rights, (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law), (iii) any requirement that a claim with respect to any security denominated in other than U.S. dollars (or a judgment denominated in other than U.S. dollars in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined in accordance with applicable law and (iv) governmental authority to limit, delay or prohibit the making of payments outside of the United States or in a foreign currency or currency unit.

          For purposes of rendering the opinions set forth in paragraphs 2 through 8, I have also assumed that, (i) the Registration Statement remains effective during the offer and sale of the particular Securities, (ii) that the sales of all Securities are within the aggregate dollar limitation set forth in the first paragraph hereof, and (iii) at the time of the issuance, sale and delivery of each Security: (x) the authorization of the Securities by the Company will not have been modified or rescinded, and there will not have occurred any change in law affecting the validity, legally binding character or enforceability of the Securities; and (y) the issuance, sale and delivery of such Security, the terms of such Security and compliance by the Company with the terms of such Security will not violate any applicable law, any agreement or instrument then

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Stone Container Corporation
January 24, 1997
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binding upon the Company or any restriction imposed by any court or governmental body having jurisdiction over the Company.

          For the purposes of this opinion, I have assumed that there will be no changes in the laws currently applicable to the Company and that such laws will be the only laws applicable to the Company.

          I do not find it necessary for the purposes of this opinion to cover, and accordingly express no opinion as to, the application of the securities or blue sky laws of any jurisdiction to offers or sales of any Securities.

          This opinion is limited to the General Corporation law of the State of Delaware. For purposes of rendering the opinions contained in paragraphs 2, 3, 4, 6 and 8 as to the enforceability of the Senior Debt Securities, Senior Subordinated Debt Securities, Debt Warrants, Depositary Shares and Stock Warrants, respectively, that the substantive laws of the State of New York are identical to the substantive laws of the State of Illinois.

          I hereby consent to the filing of this opinion as an Exhibit to the Registration Statement and to the use of my name under the caption "Validity of the Securities" in the Prospectus and to the use of my name in any Prospectus Supplement relating to the Registration Statement reviewed and approved by me prior to the distribution of such Prospectus Supplement and the filing thereof with the Commission. In giving such consent, I do not thereby admit that I am within the category of persons whose consent is required by Section 7 of the Act or the related rules promulgated by the Commission.

                              Very truly yours,

                              /s/ Leslie T. Lederer

                              Leslie T. Lederer
                              Vice President, Secretary
                                and Counsel